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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 19, 2001

POLYCOM, INC.
(Exact Name of Registrant as Specified in its Charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 Barber Lane
Milpitas, California 95035
(Address of Principal Executive Office and Zip code)

(408) 526-9000
(Telephone Number, Including Area Code)

POLYCOM, INC.
FORM 8-K

Item 5.  Other Events

    On September 19, 2001, Polycom, Inc. ("Polycom") and PictureTel Corporation ("PictureTel") issued a press release (the "Press Release") announcing that the Department of Justice had closed its investigation of the proposed transaction between Polycom and PictureTel pursuant to the Hart-Scott-Rodino Antitrust Improvements Act, that the termination was granted without any conditions and that the transaction was consequently cleared to close.

    The Press Release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety. The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release.

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release of Polycom, Inc. dated September 19, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLYCOM, INC.
By:	/s/ MICHAEL R. KOUREY Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date: September 20, 2001

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Polycom, Inc. dated September 19, 2001.

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POLYCOM, INC. FORM 8-K
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX